POWER OF ATTORNEY

The undersigned constitutes each of James R. Bordewick, Jr., Peter T. Fariel, Michael G. Clarke, J. Kevin Connaughton, Jeffrey R. Coleman, Julie Lyman, Nicholas Kolokithas, individually, as my true and lawful attorney, with full power to each of them to sign for me and in my name, the following registration statements on Form N-14 and any and all amendments thereto filed with the Securities and Exchange Commission in my capacity as a trustee of Columbia Funds Series Trust I in connection with the acquisition of the assets and the assumption of the liabilities by the indicated series of Columbia Funds Series Trust I of the indicated series of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust:

Target Fund	Acquiring Fund
Excelsior Equity Income Fund	Columbia Dividend Income Fund
Excelsior Real Estate Fund	Columbia Real Estate Equity Fund
Excelsior High Yield Fund	Columbia High Yield Opportunity Fund
Excelsior Long-Term Tax-Exempt Fund	Columbia Tax Exempt Fund
Excelsior Intermediate-Term Tax-Exempt Fund	Columbia Intermediate Municipal Bond Fund
Excelsior New York Intermediate-Term Tax-Exempt Fund	Columbia New York Intermediate Municipal Bond Fund
Excelsior Blended Equity Fund	Columbia Blended Equity Fund
Excelsior Emerging Markets Fund	Columbia Emerging Markets Fund
Excelsior Energy and Natural Resources Fund	Columbia Energy and Natural Resources Fund
Excelsior International Fund	Columbia International Growth Fund
Excelsior Large Cap Growth Fund	Columbia Select Growth Fund
Excelsior Pacific/Asia Fund	Columbia Pacific/Asia Fund
Excelsior Small Cap Fund	Columbia Select Small Cap Fund
Excelsior Value & Restructuring Fund	Columbia Value and Restructuring Fund
Excelsior Core Bond Fund	Columbia Bond Fund
Excelsior Intermediate-Term Bond Fund	Columbia Short-Intermediate Bond Fund
Excelsior Equity Opportunities Fund	Columbia Select Opportunities Fund
Excelsior Mid Cap Value & Restructuring Fund	Columbia Mid Cap Value and Restructuring Fund

This Power of Attorney authorizes the above individuals to sign the undersigned’s name and will remain in full force and effect until specifically rescinded by the undersigned.

The undersigned specifically permits this Power of Attorney to be filed, as an exhibit to any such registration statement on Form N-14 or any amendment thereto, with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the date(s) indicated.

/s/ Douglas A. Hacker	/s/ Janet Langford Kelly
Douglas A. Hacker	Janet Langford Kelly
Dated: October 10, 2007	Dated: December 12, 2007

/s/ Richard W. Lowry	/s/ William E. Mayer
Richard W. Lowry	William E. Mayer
Dated: October 10, 2007	Dated: October 10, 2007

/s/ Charles R. Nelson	/s/ John J. Neuhauser
Charles R. Nelson	John J. Neuhauser
Dated: October 10, 2007	Dated: October 10, 2007

/s/ Patrick J. Simpson	/s/ Thomas E. Stitzel
Patrick J. Simpson	Thomas E. Stitzel
Dated: October 10, 2007	Dated: October 10, 2007

/s/ Thomas C. Theobald	/s/ Anne-Lee Verville
Thomas C. Theobald	Anne-Lee Verville
Dated: October 10, 2007	Dated: October 10, 2007

N-14 POWER OF ATTORNEY

The undersigned constitutes each of James R. Bordewick, Jr., Peter T. Fariel, Michelle H. Rhee, Michael G. Clarke, J. Kevin Connaughton, Jeffrey R. Coleman, Michael E. DeFao, Julie Lyman, Nicholas Kolokithas, John M. Loder, Brian D. McCabe, Cameron S. Avery and Bruce Rosenblum, individually, as my true and lawful attorney, with full power to each of them to sign for me and in my name, the following registration statements on Form N-14 and any and all amendments thereto filed with the Securities and Exchange Commission in my capacity as a trustee of Columbia Funds Series Trust I in connection with the acquisition of the assets and the assumption of the liabilities by the indicated series of Columbia Funds Series Trust I of the indicated series of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust.

Target Fund	Acquiring Fund
Equity Income Fund	Columbia Dividend Income Fund
Real Estate Fund	Columbia Real Estate Equity Fund
High Yield Fund	Columbia High Yield Opportunity Fund
Long-Term Tax-Exempt Fund	Columbia Tax Exempt Fund
Intermediate-Term Tax-Exempt Fund	Columbia Intermediate Municipal Bond Fund
New York Intermediate-Term Tax-Exempt Fund	Columbia New York Intermediate Municipal Bond Fund
Blended Equity Fund	Columbia Blended Equity Fund
Emerging Markets Fund	Columbia Emerging Markets Fund
Energy and Natural Resources Fund	Columbia Energy and Natural Resources Fund
International Fund	Columbia International Growth Fund
International Equity Fund	Columbia International Growth Fund
Large Cap Growth Fund	Columbia Select Growth Fund
Pacific/Asia Fund	Columbia Pacific/Asia Fund
Small Cap Fund	Columbia Select Small Cap Fund
Value & Restructuring Fund	Columbia Value and Restructuring Fund
Core Bond Fund	Columbia Bond Fund
Intermediate-Term Bond Fund	Columbia Short-Intermediate Bond Fund
Equity Opportunities Fund	Columbia Select Opportunities Fund
Mid Cap Value & Restructuring Fund	Columbia Mid Cap Value and Restructuring Fund

This Power of Attorney authorizes the above individuals to sign the undersigned’s name and will remain in full force and effect until specifically rescinded by the undersigned.

The undersigned specifically permits this Power of Attorney to be filed, as an exhibit to any such registration statement on Form N-14 or any amendment thereto, with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the date(s) indicated.

/s/ John D. Collins	/s/ Rodman L. Drake
John D. Collins	Rodman L. Drake
Dated: 12-20-07	Dated: As of January 2, 2008

/s/ Morrill Melton Hall, Jr.	/s/ Jonathan Piel
Morrill Melton Hall, Jr.	Jonathan Piel
Dated: As of January 2, 2008	Dated: As of January 2, 2008